UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                            SOUTH BEACH SPIRITS, INC.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
                                                      --------------------
    3)   Filing Party:
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    4)   Date Filed:
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
                            SOUTH BEACH SPIRITS, INC.
                         1411 Sawgrass Parkway, Suite B
                             Sunrise, Florida 33323

                 NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

Dear Shareholders:

     The purpose of this letter is to inform you that on February 12, 2016, the board of directors of South Beach Spirits, Inc., a Nevada corporation ("WE," "US" or the "COMPANY"), and the holder of a majority of the Company's shares of issued and outstanding common stock, par value $0.001 (the "MAJORITY SHAREHOLDER"), pursuant to a written consent in lieu of a meeting in accordance with the Nevada General Corporation Law ("NGCL"), approved, authorized and adopted an amendment to the Company's Articles of Incorporation to increase the number of authorized shares of our common stock from 75,000,000 to 250,000,000.

     The amendment to our Articles of Incorporation will be in the form annexed as EXHIBIT A to this Information Statement. WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

     The accompanying Information Statement, which describes the above corporate action in more detail, is being furnished to our shareholders for informational purposes only pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), and the rules and regulations prescribed thereunder and notice of the action by written consent in lieu of a meeting of the Majority Shareholder pursuant to the NGCL. Pursuant to Rule 14c-2 under the Exchange Act, this corporate action will not be effective until twenty (20) calendar days after the mailing of the Information Statement to our shareholders, at which time we will file the amendment to our Articles of Incorporation with the Nevada Secretary of State.

     I encourage you to read the enclosed Information Statement, which is being provided to all of our shareholders. It describes the corporate actions taken in detail.

                                    Sincerely,


                                    /s/ Vincent Prince
                                    --------------------------------------------
                                    Vincent Prince
                                    Chief Financial Officer


Dated: February __, 2016

This Information Statement is dated February __, 2016 and is first being mailed to shareholders of record of South Beach Spirits, Inc. on or about February __, 2016.

                            SOUTH BEACH SPIRITS, INC.
                         1411 Sawgrass Parkway, Suite B
                             Sunrise, Florida 33323

                                   ----------

                              INFORMATION STATEMENT
                            PURSUANT TO SECTION 14(C)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                            AND RULE 14C-2 THEREUNDER

                                   ----------

                 NO VOTE OR ACTION OF THE COMPANY'S SHAREHOLDERS
            IS REQUIRED IN CONNECTION WITH THIS INFORMATION STATEMENT

                  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
                        REQUESTED NOT TO SEND US A PROXY

     We are distributing this Information Statement to shareholders of South Beach Spirits, Inc., a Nevada corporation ("WE", "US" or the "COMPANY") in full satisfaction of any notice requirements we may have under the Securities and Exchange Act of 1934, as amended (the "EXCHANGE ACT") and the Nevada General Corporation Law ("NGCL"). No additional action will be undertaken by us with respect to the receipt of written consents, and no dissenters' rights under the NGCL are afforded to our shareholders as a result of the corporate action described in this Information Statement. The record date for determining the shareholders entitled to receive this Information Statement has been established as of the close of business on February __, 2016 (the "RECORD DATE").

OUTSTANDING COMMON STOCK

     As of the Record Date, we had issued and outstanding 46,400,000 shares of common stock, par value $0.001 per share, such shares constituting all of the Company's issued and outstanding common stock.

     The NGCL permits the holders of a majority of the shares of our outstanding common stock to approve and authorize actions by written consent as if the action were undertaken at a duly constituted meeting of the shareholders of the Company. On February 12, 2016 our board of directors and the holder of a majority of the Company's shares of issued and outstanding common stock, par value $0.001 (the "MAJORITY SHAREHOLDER"), consented in writing to the matter described herein. The Majority Shareholder beneficially owns an aggregate of 25,000,000 shares of our common stock, representing approximately 53.9% of the total shares of common stock entitled to vote on the matter set forth herein.

CORPORATE ACTIONS

     The corporate action described in this Information Statement will not afford shareholders the opportunity to dissent from the action described herein or to receive an agreed or judicially appraised value for their shares.

     On February 12, 2016, our board of directors and the Majority Shareholder have, pursuant to a written consent in lieu of a meeting, approved, authorized and adopted an amendment to the Company's Articles of Incorporation, to increase the number of authorized shares of our common stock from 75,000,000 to 250,000,000.

     We will pay the expenses of furnishing this Information Statement to our shareholders, including the cost of preparing, assembling and mailing this Information Statement.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of the Record Date, by:

     * each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock;

     *    each of the Company's executive officers and directors; and

     *    all of the Company's executive officers and directors as a group.

     Beneficial ownership is determined in accordance with Securities and Exchange Commission ("SEC") rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o South Beach Spirits, Inc.1411 Sawgrass Parkway, Suite B, Sunrise, Florida 33323. Except as indicated by footnote, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or convertible securities held by such persons that are exercisable within 60 days of the Record Date, but excludes shares of common stock underlying options or other convertible securities held by any other person. The number of shares of common stock outstanding as of the Record Date was 46,400,000. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.

                                          Number of Shares
Name of Beneficial Owner                  of Common Stock               Percent
 or Identity of Group                    Beneficially Owned             of Class
 --------------------                    ------------------             --------

Martin J. Ustin                                         0                  0.0

Vincent Prince                                 25,000,000                 53.9

All executive officers and directors
 as a group (two persons)                      25,000,000                 53.9

              AMENDMENT TO THE COMPANY'S ARTICLES OF INCORPORATION
                       TO INCREASE AUTHORIZED COMMON STOCK

     The amendment to our Articles of Incorporation approved, authorized and adopted on February 12, 2016, by written consent of our board of directors and the majority shareholder increases the number of hares of common stock which the Company is authorized to issue from 75,000,000 to 250,000,000 shares.

     As of the Record Date, we have 46,400,000 shares of common stock issued and outstanding and 28,600,000 shares reserved for issuance upon the conversion of convertible notes described in our Quarterly Report on Form 10-Q for the Quarter ended November 31, 2015 (the "THIRD QUARTER FORM 10-Q"). In addition to meeting its obligations under its issued outstanding convertible securities, as further described in the Third Quarter Form 10-Q, the Company expects to effect additional private sales of its securities in order to generate additional capital for implementing its business strategy and requires additional authorized shares of common stock to do so. Moreover, we plan to use our common stock as a portion of the consideration for the Company's contemplated acquisitions of artisan distillers, premium spirits brands and other related companies in the alcoholic beverage industry. Without the increase in the number of authorized shares of our common stock, we will be unable to do so and accordingly, will be hindered in implementing our business strategy. Except as set forth above and more fully described in the Third Quarter Form 10-Q, we do not have any definitive plans, proposals, commitments or agreements to make any such acquisitions at the present time.

     The authorized shares of common stock will be available for issuance at such times and for such corporate purposes as our board of directors may deem advisable, without further action by our shareholders, except as may be required by applicable law or by the rules of any stock exchange or national securities association trading system on which our common stock may be listed or traded in the future. Upon issuance, such shares will have the same rights as the shares of the Company's common stock presently outstanding. Holders of our common stock have no preemptive rights and do not have cumulative voting rights.

     The issuance of additional shares of the Company's common stock could have a dilutive effect on earnings per share and for persons who do not purchase additional shares to maintain their prorate interest in the Company. The Company's common stock could also be issued to existing shareholders as a dividend or privately placed with purchasers who might side with our board of directors in imposing a takeover bid, thus, discouraging such a bid.

                 FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

     This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new information becomes available or other events occur in the future. The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

     Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

                              SHAREHOLDERS' RIGHTS

     The elimination of the need for a special meeting of the shareholders to approve the action set forth herein is authorized by the NGCL, which provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted.

                               DISSENTERS' RIGHTS

     The NGCL does not provide for dissenter's rights in connection with the action proposed in this Information Statement.

                         SHAREHOLDERS SHARING AN ADDRESS

     The Company will deliver only one Information Statement to multiple shareholders sharing an address unless the Company has received contrary instructions from one or more of the shareholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a shareholder at a shared address to which a single copy of the Information Statement is delivered. A shareholder can notify the Company that the shareholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

                                    EXHIBIT A

ROSS MILLER
Secretary of State
204 North Carson Street, Suite 1
Carson City, Nevada 89701-4520
(775) 684-5708 Website: wvvw.nvsos.gov

            Certificate of Amendment
      (PURSUANT TO NRS 78.385 AND 78.390)

USE BLACK INK ONLY - DO NOT HIGHLIGHT         ABOVE SPACE IS FOR OFFICE USE ONLY

              Certificate of Amendment to Articles of Incorporation
                         For Nevada Profit Corporations
          (Pursuant to NRS 78.385 and 78.390 - After Issuance of Stock)

1. Name of corporation: SOUTH BEACH SPIRITS, INC.

2. The articles have been amended as follows: (provide article numbers, if available):

     ARTICLE 4 IS HEREBY AMENDED IN ITS ENTIRETY TO READ AS FOLLOWS:

     "4. AUTHORIZED SHARES:

     The aggregate number of shares which the corporation shall have authority to issue shall consist of 250,000,000 shares of Common Stock having a $.001 par value. The Common Stock of the Company may be issued from time to time without prior approval by the stockholders. The Common Stock may be issued for such consideration as may be fixed from time to time by the Board of Directors."

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise a least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation* have voted in favor of the amendment is: 25,000,000

Effective date and time of filing: (optional)       Date:            Time:
                                                 (must not be later than 90 days
                                                 after the certificate is filed)

Signature: (required)

SOUTH BEACH SPIRITS, INC.


/s/ Vincent Prince
---------------------------------------
Vincent Prince, Chief Financial Officer                 SIGNATURE OF OFFICER

*If any proposed amendment would alter or change any preference or any relative or other right given to any class or series of outstanding shares, then the amendment must be approved by the vote, in addition to the affirmative vote otherwise required, of the holders of shares representing a majority of the voting power of each class or series affected by the amendment regardless to limitations or restrictions on the voting power thereof.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

                                    Nevada Secretary of State Amend Profit-After
This form must be accompanied by appropriate fees.              Revised: 8-31-11